Supplement to
The North Carolina Capital Management Trust:
Cash Portfolio and Term Portfolio
August 29, 2008
Prospectus

On April 7, 2009, the Board of Trustees of The North Carolina Capital Management Trust: Cash Portfolio (the "Fund") approved extending participation by the Fund in the U.S. Department of the Treasury's Temporary Program for Money Market Funds through September 18, 2009 (the "Program"). If the Fund's market value per share drops below $0.995 on any day while the Program is in effect, shareholders of record on that date who also held shares in the Fund on September 19, 2008 may be eligible to receive a payment from the Treasury upon liquidation of the Fund. The amount of any payment will be based on the difference between the per share amount realized upon liquidation of the Fund and $1.00 per share. Participation by the Fund in the Program does not reflect a decision by the Fund to liquidate. Each shareholder of record's coverage is limited to the value of shares held as of September 19, 2008.

The Program extension requires each participating fund to pay the U.S. Department of Treasury a fee equal to 0.015% (1.5 basis points) based on the number of shares outstanding as of September 19, 2008. This expense will be borne by the Fund without regard to any expense limitation or waiver arrangement currently in effect for the Fund. This payment is in addition to the fees paid by each participating fund at the start of the Program in October 2008 and at the first extension of the Program in December 2008, which totaled 2.5 basis points based on the number of shares outstanding as of September 19, 2008.

Call Capital Management of the Carolinas, L.L.C. at 1-800-222-3232 with any questions regarding the Fund's participation in the Program. More information about the Program is available on the U.S. Department of Treasury's website at www.ustreas.gov.

All references to www.fidelitypublic.com/nccmtnet should be replaced with https://advisor.fidelity.com/afc/public/fitsco/nccmt.shtml.

NC-09-02 June 18, 2009
1.710543.114

Supplement to the

Cash Portfolio and Term Portfolio

Funds of The North Carolina Capital Management Trust

STATEMENT OF ADDITIONAL INFORMATION

August 29, 2008

All references to www.fidelitypublic.com/nccmtnet should be replaced with https://advisor.fidelity.com/afc/public/fitsco/nccmt.shtml.

The following information supplements similar information found in the "Management Contracts" section beginning on page S-21.

Sub-Advisers - FMR H.K. and FMR Japan. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR, and not the funds, pays the sub-advisers.

NCB-09-01 June 18, 2009
1.736037.112